The Lord Abbett Family of Funds1

Supplement dated December 19, 2016

to the Statements of Additional Information

E. Thayer Bigelow, Chairman of each Fund’s Board of Directors (the “Board”), will retire from the Board effective December 31, 2016. Effective January 1, 2017, James L.L. Tullis will succeed Mr. Bigelow as Chairman of the Board. References throughout the Funds’ statements of additional information are amended to reflect this change in Board leadership and composition.

Please retain this document for your future reference.

[1]	When used in this supplement, the term “the Fund” refers to each of the Lord Abbett Funds. In addition, references to the Fund’s directors include trustees, as applicable.